SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
<P>
                  ----------------------
<P>
                    AMENDMENT NO. 1 TO
                        FORM 8-K
<P>
                  ----------------------
<P>
                     CURRENT REPORT
<P>
           PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934
<P>
      Date of Report (Date of earliest event reported):
                    September 27, 2000
<P>
                  THE AUXER GROUP, INC.
<P>
   (Exact Name of Registrant as Specified in Its Charter)
<P>
                        Delaware
<P>
      (State or Other Jurisdiction of Incorporation)

            0-30440                                    22-3537927
           ---------                                   ----------
    (Commission File Number)                (IRS Employer Identification No.)
<P>
12 Andrews Drive, West Paterson, New Jersey               07424
(Address of Principal Executive Offices)                (Zip Code)

<P>
                     (973) 890-4925
   (Registrant's Telephone Number, Including Area Code)
<P>
             (Former Name or Former Address,
              if Changed Since Last Report)
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to an asset Purchase Agreement (the "Agreement") effective September 27, 2000, Clifton Telecard, Inc. a wholly owned subsidiary of The Auxer Group, Inc., a Delaware corporation (the "Company") purchased all of the assets as listed on Schedule A of the Agreement and all of the liabilities as listed on Schedule B of the Agreement of Clifton Telecard Alliance, Inc. a New Jersey corporation ("Clifton"). (the "Acquisition"). The total purchase price paid for the assets was $700,000 payable as follows:
$500,000 upon the execution of the Agreement and payment of the balance of $200,000 within one hundred and eighty (180) days of closing. In addition, the Company issued 2,000,000 ($0.0001 par value per share) shares of its restricted common stock to the shareholders of Clifton. The Company also provided Mustafa Qattous, the principal shareholder and President of Clifton, an employment agreement with Clifton Telecard, Inc. for a three year term at the same salary base that he had with Clifton.
<P>
The primary purpose for the Agreement is for the purchase of the running of the time by the Company which will go through the Company's switches located in California and both parties will undertake all steps to ensure that this part of the transaction is undertaken immediately after the Closing Date of this Agreement.
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and Clifton on September 27, 2000.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The pro forma combined balance sheets as of June 30, 2000 and pro forma consolidated statements of operations for the periods ending June 30, 2000 and December 31, 1999 are filed herewith. In addition, the audited consolidated financial statements as of June 30, 2000 and December 31, 2000 are filed herewith.
<P>
     INTRODUCTION TO UNAUDITED PRO FORMA COMBINED
                FINANCIAL STATEMENTS
<P>
The following unaudited pro forma consolidated statements of operations reflect adjustments to Auxer's historical consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, to give effect to the acquisition of Clifton Telecard and equipment by the newly formed subsidiary Auxer Telecom as if it had occurred on January 1, 1999.
<P>
The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Auxer would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Auxer's results of operations for future periods.
<P>
The following unaudited pro forma combined balance sheet reflects adjustments to Auxer's historical consolidated balance sheet at June 30, 2000 to give effect to this purchase.
<P>
The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Auxer.
<P>
                   THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED
                    FINANCIAL STATEMENTS
<P>
                          Index
<P>
Financial Statements:
<P>
Unaudited Proforma Combined Balance Sheets - 6/30/00
<P>
Unaudited Proforma Consolidated Statements
 of Operations - 06/30/2000
<P>
Unaudited Proforma Consolidated Statements
 of Operations - 12/31/1999
<P>
Notes to Unaudited Proforma Consolidated Financial
Statements
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA COMBINED BALANCE SHEET
<P>
                              JUNE 30, 2000
                              Auxer           Auxer          Clifton        Pro Forma
Assets                        Group           Telecom        Telecard       Adjustments
-----------------------------------------------------------------------------------------
Current Assets
  Cash                       $     9,420     $              $ 406,835       $
  Accounts receivable, net       362,696                      429,624
  Inventory                      639,386                      404,578
  Receivable from Auxer Telecom   10,000                         -             (10,000)
                              -----------------------------------------------------------
    Total Current Assets       1,021,502               0    1,241,037          (10,000)
<P>
  Investment in Clifton
   Telecard                      117,000                         -            (117,000)
  Property and equipment, net     79,949         415,468       21,504
  Other assets                    45,396                        9,596
  Goodwill                       521,500                         -
                              -----------------------------------------------------------
    Total Assets             $ 1,785,347     $   415,468   $ 1,272,137      $ (127,000)
                              ===========================================================
<P>
          LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and
    accrued expenses         $   350,948     $    91,680    $ 1,097,109
  Credit line                     64,203
  Payable to Auxer group               -          10,000                        (10,000)
  Notes payable                  784,278         509,334
  Notes payable-shareholders      85,368
                              -----------------------------------------------------------
    Total Current Liabilities  1,284,797         611,014      1,097,109         (10,000)
<P>
Long term debt, less
 current maturities                3,702
<P>
Stockholders' Equity
  Common stock, 150,000,000
   shares authorized at
   $.001 par value                80,912                          117,000       (117,000)
  Preferred stock 25,000,000
   shares authorized at
   $.001 par value, 2,750,000
   outstanding in 1999             2,750
  Additional paid in capital   6,043,416
  (Deficit)                   (5,630,230)       (195,546)          58,028
                            -------------------------------------------------------------
    Stockholders' (Deficit)      496,848        (195,546)         175,026       (117,000)
                            -------------------------------------------------------------
Total Liabilities and
 Capital                 $     1,785,347     $   415,468     $  1,272,137    $  (127,000)
                            =============================================================
<P>
Notes to Unaudited Combined Balance Sheet
<P>
Note 1- Proforma adjustments represent intercompany eliminations.
<P>
                                           F1
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA COMBINED BALANCE SHEET CONTINUED
<P>
                              JUNE 30, 2000
                                     Pro Forma
Assets                                Combined
-----------------------------------------------------------------------------------------
Current Assets
  Cash                       $   416,255
  Accounts receivable, net       792,320
  Inventory                    1,043,964
  Receivable from Auxer Telecom        0
                              -----------------------------------------------------------
    Total Current Assets       2,252,539
<P>
 Investment in Clifton Telecard        0
  Property and equipment, net    516,921
  Other assets                    54,992
  Goodwill                       521,500
                              -----------------------------------------------------------
    Total Assets             $ 3,345,952
                              ===========================================================
<P>
          LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and
    accrued expenses           1,539,737
  Credit line                     64,203
  Payable to Auxer group               0
  Notes payable                1,293,612
  Notes payable-shareholders      85,368
                              -----------------------------------------------------------
    Total Current Liabilities  2,982,920
<P>
Long term debt, less
 current maturities                3,702
<P>
Stockholders' Equity
  Common stock, 150,000,000
   shares authorized at
   $.001 par value                80,912
  Preferred stock 25,000,000
   shares authorized at
   $.001 par value, 2,750,000
   outstanding in 1999             2,750
  Additional paid in capital   6,043,416
  (Deficit)                   (5,767,748)
                            -------------------------------------------------------------
    Stockholders' (Deficit)      359,330
                            -------------------------------------------------------------
Total Liabilities and
 Capital                 $     3,345,952
                            =============================================================
<P>
Notes to Unaudited Combined Balance Sheet
<P>
Note 1- Proforma adjustments represent intercompany eliminations.
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                              JUNE 30, 2000
                              Auxer           Auxer         Clifton          Pro Forma
Assets                        Group           Telecom       Telecard        Adjustments
-----------------------------------------------------------------------------------------
Income                     $   1,050,918    $              $ 8,950,453      $
<P>
Less cost of good sold          (705,453)                   (8,582,589)
                           --------------------------------------------------------------
Gross profit                     345,465                0      367,864                  0
<P>
Operations:
<P>
 General and administrative      904,008                       291,583
<P>
 Amortization of goodwill        745,000                       291,583
<P>
 Depreciation                      8,846           51,933
<P>
 Interest expense                  8,005           30,560
                           --------------------------------------------------------------
 Total expense                 1,665,859           82,493      583,166                  0
                           --------------------------------------------------------------
Income (loss) from operations (1,320,394)         (82,493)    (215,302)                 0
<P>
Other income (expense)
<P>
 Loss on abandonment of  leasehold
  improvements                    (2,518)
                           --------------------------------------------------------------
Net income (loss)          $  (1,322,912)  $      (82,493)  $ (215,302)                 0
                           ==============================================================
<P>
 Net income (loss) per share
 Weighted average shares outstanding (000's
<P>
                                       F2
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                                 CONTINUED
<P>
                              JUNE 30, 2000
                              Pro Forma
Assets                        Combined
-----------------------------------------------------------------------------------------
Income                     $  10,001,371
<P>
Less cost of good sold        (9,288,042)
                           --------------------------------------------------------------
Gross profit                     713,329
<P>
Operations:
<P>
 General and administrative    1,195,591
<P>
 Amortization of goodwill      1,036,583
<P>
 Depreciation                     60,779
<P>
 Interest expense                 38,565
                           --------------------------------------------------------------
 Total expense                 2,331,518
                           --------------------------------------------------------------
Income (loss) from operations (1,618,189)
<P>
Other income (expense)
<P>
 Loss on abandonment of  leasehold
  improvements                    (2,518)
                           --------------------------------------------------------------
Net income (loss)          $  (1,620,707)
                           ==============================================================
<P>
 Net income (loss) per share       (0.01)
                           ================
 Weighted average shares
   outstanding (000's)            68,737
                           ==================

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                             DECEMBER 31, 1999
                              Auxer           Auxer         Clifton          Pro Forma
Assets                        Group           Telecom       Telecard        Adjustments
-----------------------------------------------------------------------------------------
Income                     $     871,259    $              $ 8,289,628      $
<P>
Less cost of good sold          (622,210)                   (8,053,678)
                           --------------------------------------------------------------
Gross profit                     249,049                0      235,950                  0
<P>
Operations:
<P>
 General and administrative    1,302,418                       236,047
<P>
 Amortization of goodwill        149,000
<P>
 Depreciation                     11,626           51,933
<P>
 Interest expense                 10,618           61,120
                           --------------------------------------------------------------
 Total expense                 1,473,662          113,053       236,047                 0
                           --------------------------------------------------------------
Income (loss) from operations (1,224,613)        (113,053)          (97)                0
<P>
Other income (expense)               706
<P>
 Loss on abandonment of  leasehold
  improvements                      -               -                -                  -
                           --------------------------------------------------------------
Net income (loss) before
extraordinary items           (1,223,907)        (113,053)         (97)                 0
<P>
Extraordinary item, gain
on forgiveness of debt            99,780                0            0                  0
                           --------------------------------------------------------------
Net income (loss)          $  (1,124,127)  $     (113,053)  $      (97)                 0
                           ==============================================================
<P>
 Net income (loss) per share
 Weighted average shares outstanding (000's
<P>
                                       F2
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                                 CONTINUED
<P>
                             DECEMBER 31, 1999
                              Pro Forma
Assets                        Combined
-----------------------------------------------------------------------------------------
Income                     $   9,160,887
<P>
Less cost of good sold        (8,675,888)
                           --------------------------------------------------------------
Gross profit                     484,999
<P>
Operations:
<P>
 General and administrative    1,538,465
<P>
 Amortization of goodwill        149,000
<P>
 Depreciation                     63,559
<P>
 Interest expense                 71,738
                           --------------------------------------------------------------
 Total expense                 1,822,762
                           --------------------------------------------------------------
Income (loss) from operations (1,337,763)
<P>
Other income (expense)               706
<P>
 Loss on abandonment of  leasehold
  improvements                         0
                           --------------------------------------------------------------
<P>
Net income (loss) before
extraordinary items           (1,337,057)
<P>
Extraordinary item, gain
on forgiveness of debt            99,780
                           --------------------------------------------------------------
Net income (loss)          $  (1,237,277)
                           ==============================================================
 Net income (loss) per share       (0.02)
                           ================
 Weighted average shares
   outstanding (000's)            50,756
                           ==================
<P>
                                        F3
<P>

            NOTES TO THE UNAUDITED PRO FORMA
                STATEMENT OF OPERATIONS
<P>
Note 1 - The Pro Forma Statements of Operations assume that the acquisitions of the Clifton Telecard and the Telecom switching equipment occurred on January 1, 1999. For purpose of the Pro Forma Statements of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000, Auxer Group's historical statements of operations for the year ended December 31, 1999 and the six months ended June 30, 1999 were combined with the estimated results of Clifton Telecard and Auxer Telecom.
<P>
Note 2 - Goodwill represents the excess acquisition costs oiver the fair vlaue of net assets of Clifton Telecard. The Goodwill of $745,000 is being amortized on a straight line basis over five years.
<P>
Note 3 - The estimated proforma depreciation for Auxer Telecom is based upon the equipment fair value and the equipment is being depreciated over its estimated useful life of five years. Company policy is to take one half year's depreciation in the year of acquisition.
<P>
Note 4 - Interest expense reflects imputed interest at a rate of 12% on the loan payable for the equipment.
<P>
              CLIFTON TELECARD ALLIANCE, INC.
<P>
                       INDEX

INDEPENDENT AUDITOR'S REPORT                     1
<P>
BALANCE SHEETS                                   2
<P>
STATEMENT OF OPERATIONS                          3
<P>
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY    4
<P>
STATEMENTS OF CASH FLOWS                         5
<P>
NOTES TO FINANCIAL STATEMENTS                  6-9

<P>
KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P. C
IS MAIDEN LANE - SUITE 1003 - NEW YORK NY 10038- TEL (212) 406-7272 -FAX (212) 513-1930
<P>
              INDEPENDENT AUDITORS' REPORT
<P>
The Board of Directors and Stockholders
Clifton Telecard Alliance, Inc.
<P>
We have audited the balance sheets of Clifton Telecard Alliance, Inc. as of June 30, 2000 and December 31, 1999, and the related statements of operations, stockholders' equity and cash flows for the six months ended June 30, 2000 and the period March 18, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
<P>
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clifton Telecard Alliance, Inc. as of June 30, 2000 and December 31, 1999, and the results of its operations and its cash flows for the periods ended June 30, 2000 and December 31, 1999 in conformity with generally accepted accounting principles.
<P>
September 22, 2000
Kempisty & Company
Certified Public Accountants PC
New York, New York
<P>

<CAPITAL>
                       CLIFTON TELECARD ALLIANCE, INC.
                              BALANCE SHEETS
                                            June 30,   December 31,
                                            2000       2000
                                           --------    ------------
<P>
                  ASSETS
                 --------
Current Assets
  Cash and equivalents                    $  406,835     $  46,282
  Accounts receivable                     $  429,624     $ 361,344
  Inventory (Note 2)                      $  404,578     $ 362,915
                                         ----------    ------------
      Total current Assets                $1,241,037     $ 770,541
<P>
  Fixed assets-net (Note 3)               $   21,504     $  26,880
<P>
Other assets
  Organization expense-net (Note 4)       $      293     $     333
  Security deposit                        $    9,303     $   9,303
                                         -----------    ------------
       Total Other Assets                 $    9,596     $   9,636
                                         -----------    ------------
TOTAL ASSETS                              $1,272,137     $ 807,057
<P>
       LIABILITIES AND STOCKHOLDERS' EQUITY
      -------------------------------------
Liabilities
 Account payable and accrued expenses     $  839,348     $ 599,835
 Income taxes payable                     $   18,156     $     -
                                        ------------    ------------
      Total Current Liabilities           $  857,504     $ 599,835
<P>
Commitments and contingencies (Note 6)    $     -        $     -
<P>
Stockholders' Equity
 Common stock no par value, 1,000 shares  $  150,000     $ 150,000
  authorized, issued and outstanding
 Additional paid in capital               $  206,605     $  57,319
 Retained earnings                        $   58,028     $     (97)
                                        ------------    ------------
         Total Stockholders' Equity       $  414,633     $ 207,222
                                        ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY$1,272,137     $ 807,057
                                        ------------    ------------
<P>
                        See Notes to Financial Statements

<CAPITAL>
                         CLIFTON TELECARD ALLIANCE, INC.
                            STATEMENTS OF OPERATIONS
                                                             March 18,
                                                             1999 (Date
                                    For the six              of Inception)
                                    months                   through
                                    ended                    December 31,
                                    June 30, 2000            1999
                                    -------------            -------------
<P>
Sales revenues                     $   8,950,453             $   8,289,628
<P>
Cost of sales                      $   8,582,589             $   8,053,678
                                    -------------            -------------
<P>
Gross profit                       $     367,864             $     235,950
<P>
General and administrative expenses$     291,583             $     236,047
                                    -------------            -------------
<P>
Gain (Loss) from operations        $      76,281             $        (97)
<P>
Provision for income taxes         $     (18,156)            $       -
                                   --------------            -------------
<P>
Net income (loss)                  $      58,125             $        (97)
                                   --------------            -------------
<P>
                        See Notes to Financial Statements

                         CLIFTON TELECARD ALLIANCE, INC.
                    STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 For the period ended June 30, 2000 and the period
             March 18, 1999 (Date of inception) to December 31, 1999
                           Common Stock     Additional
                           No Par Value      Paid in
                         Shares    Amount    Capital     Deficit     Total
                        -------   -------   --------     -------     ------
Balance March 18, 1999      -    $    -    $     -      $    -      $   -
Issuance of common stock
to Founders               1,000  $ 150,000 $     -      $    -      $ 150,000
Additional paid in capital  -    $    -    $  57,319    $    -      $  57,319
Net loss of the period ended
December 31, 1999           -    $    -    $     -      $   (97)    $     (97)
                         ------- --------   --------    --------    ----------
Balance December 31, 1999 1,000  $ 150,000 $  57,319    $   (97)    $ 207,222
Additional paid in capital  -    $    -    $ 149,286    $    -      $ 149,286
Net income for the six months
ended June 30, 2000         -    $    -    $     -      $ 58,125    $  58,125
                         -------  -------- --------     --------    ----------
Balance June 30, 2000      1,000 $ 150,000 $ 206,605    $ 58,028    $ 414,633
                         -------  -------- ---------    --------    ----------
<P>
                          See Notes to Financial Statements

                     CLIFTON TELECARD ALLIANCE, INC.
                        STATEMENTS OF CASH FLOWS
                                      For the six              For the period
                                         months                     ended
                                         ended                   December 31,
                                      June 30, 2000                 1999
                                     ---------------          ---------------
<P>
Operating Activities
----------------------
Net income or (loss)                       $  58,125             $     (97)
 Adjustments to reconcile net income or (loss)
 to net cash (used provided by
 operating activities:
Depreciation and amortization              $   5,416             $   6,787
Changes in operating assets and liabilities:
(Increase) decrease in
 accounts receivable                       $ (68,280)            $(361,334)
(Increase) decrease in inventory           $ (41,663)            $(362,915)
(Increase) decrease in other assets        $     -               $  (9,303)
Increase (decrease) in payables
 and accrued expenses                      $ 257,669             $ 599,835
                                        ------------            --------------
Net cash (used) provided by
<P>
 operating activities                      $ 211,267             $(127,037)
<P>
Financing Activities
---------------------
 Capital contribution                      $ 149,286             $  57,319
 Issuance of common stock                  $     -               $ 150,000
                                         ------------            --------------
 Net cash provided by investing activities $ 149,286             $ 207,319
<P>
Investing Activities
---------------------
<P>
 Purchase of fixed assets                  $     -               $ (33,600)
 Organization costs                        $     -               $    (400)
                                         ------------           --------------
Net cash provided by investing activities  $     -               $ (34,000)
<P>
 Increase (decrease) in cash              $ 360,553             $  46,282
 Cash at beginning of period              $  46,282             $     -
                                        ------------           ---------------
 Cash at end of period                    $ 406,835             $  46,282
                                        ------------           ---------------
<P>
 Supplemental Disclosures of Cash Flow Information:
 Cash paid during year for:
 Interest                                 $     -               $     -
                                        ------------           ---------------
 Income taxes                             $     -               $     -
                                        ------------           ---------------
<P>
                           See Notes to Financial Statements

             CLIFTON TELECARD ALLIANCE, INC.
<P>
             NOTES TO FINANCIAL STATEMENTS
         June 30, 2000 and December 31, 1999
<P>
Note 1- ORGANIZATION & OPERATIONS
<P>
        Clifton Telecard Alliance, Inc. was incorporated in the State of New Jersey on March 18, 1999.
<P>
        The Company is in the business of prepaid phone card sales.
<P>
Note 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
<P>
   a.   Revenue
<P>
        The Company records revenue when products are shipped to customers.
<P>
   b.   Property and Equipment
<P>
        Property and equipment are accounted for at cost and are depreciated over their estimated useful lives on a straight-line basis.
<P>
   c.   Income Taxes
<P>
        The Company adopted Statement of Financial
Accounting Standards No. 109, "Accounting for Income Taxes", ("SFAS No. 109") which requires the asset and liability method of accounting for income taxes. Enacted statutory tax rates are applied to temporary differences arising from the differences in financial statement carrying amounts and the tax basis of existing assets and liabilities.
<P>
   d.   Inventories
<P>
        Inventories consist of prepaid phone cards and are stated at the lower of cost or market. Cost is computed on the first-in, first-out basis.
<P>
   e.   Use of Estimates
<P>
        The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
<P>
Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
<P>
   f.   Comprehensive Income
<P>
        The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 requires an entity to report comprehensive income and its components and increases financial reporting disclosures. This standard has no impact on the Company's financial position, cash flows or results of operations since the Company's comprehensive income is the same as its reported net income for the periods presented.
<P>
   g.   Concentrations of Credit Risk
<P>
        Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash, which is maintained in a high-quality financial institution. The Company extends credit to various customers and establishes an allowance for doubtful accounts for specific customers that it determines to have significant credit risk. The Company provides allowances for potential credit losses when necessary. Due to the short operating history of the Company, its short payment terms and its ability to discontinue phone service on unpaid cards, the Company has had no credit losses to reserve for.
<P>
Note 3 - FIXED ASSETS

                                      June 30, 2000        December 31, 1999
                                     ----------------------------------------
Furniture and equipment                 $33,600               $33,600
Accumulated depreciation                (12,096)               (6,720)
                                     ----------------------------------------
                                        $21,504               $26,880
<P>
Note 4 - ORGANIZATION EXPENSE
<P>
                                      June 30, 2000          December 31, 1999
                                     -----------------------------------------
Organization expense                       $400                  $400
Less accumulated amortization              (107)                  (67)
                                     -----------------------------------------
                                           $293                  $333
<P>
Note 5 - INCOME TAXES
<P>
The provision (benefit) for income taxes consisted
of the following:
<P>
                                      Six months ended         Period ended
                                       June 30, 2000         December 31, 1999
                                     ------------------------------------------
Current:
Federal tax expenses                    $11,350                  $  -
State tax expense                         6,800                     -
Deferred:
Federal tax expense                        -                        -
State tax expense                          -                        -
                                     ------------------------------------------
                                        $18,150                     -
                                     ==========================================
<P>
A reconciliation of differences between the statutory
U.S. federal income tax rate and the Company's
effective tax rate follows:
<P>
                                       Six months ended         Period ended
                                       June 30, 2000         December 31, 1999
                                     ------------------------------------------
Statutory federal income tax                  34%                  -
State income tax-net of federal benefit        5%                  -
Benefit of lower Federal tax bracket         -16%                  -
                                              23%                  -
                                           ------              ------

<P>
               CLIFTON TELECARD ALLIANCE, INC.
<P>
              NOTES TO FINANCIAL STATEMENTS
           June 30, 2000 and December 31, 1999
<P>
Note 6 - COMMITMENTS
<P>
On April 9, 1999 the Company entered into a lease agreement for office space which expires in the year 2009. Rent expense for the Company for the six months ended June 30, 2000 was $32,922 and for 1999 was $35,597. Remaining
commitments under the lease mature as follows:
<P>
            Year Ending December 31,           Amount
                     2000                     $55,820
                     2001                      59,541
                     2002                      63,263
                     2003                      66,054
                     2004                      68,845
                     2005 and thereafter      330,268
                                             ----------
                                             $643,791
                                             ==========
<P>
Note 7- OFF BALANCE SHEET RISK
<P>
The Company purchases prepaid phone cards from various telephone companies who agree to provide long distance phone service to the card holder after the Company activates the phone card when it is sold. In the event the long distance service provider does not provide the service or goes out of business the Company would be responsible for refunding the purchase price of the phone card.
<P>
The Company mitigates its risk by dealing with well capitalized long distance service providers.
<P>
Index to Exhibits
<P>
2.1     Contract for the Sale of Goods. *
<P>
* Filed with initial filing of Form 8-K on September 11, 2000 (SEC File No. 000-30440)
<P>
                       SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                             The Auxer Group, Inc.,
                             a Delaware corporation
<P>
                             By:/s/ Eugene Chiaramonte
                             -------------------------------
                                    Eugene Chiaramonte, Jr.
                                    President
<P>
DATED: December 8, 2000
<P>